                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2000

                            GREKA Energy Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Colorado                   0-20760                     84-1091986
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


           630 Fifth Avenue, Suite 1501, New York, NY        10111
          ----------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (212) 218-4680

Item 5.  Other Events.

         On December 1, 2000, Greka AM, Inc. as Borrower and Greka Energy Corporation as guarantor entered into an amendment to the CIBC Credit Facility extending the Maturity Date and fixing the maximum available amount of the facility pending repayment.

         On June 21, 2000, Greka originally announced the Credit Facility with CIBC.


Item 7.  Financial Statements and Exhibits.

         (c)   The following exhibits are furnished as part of this report:

Exhibit 10.1 - Amendment No. 1 dated as of December 1, 2000 to the CIBC Credit and Guarantee Agreement dated June 19, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2000               GREKA ENERGY CORPORATION

                                     By: /s/ Randeep S. Grewal
                                         ---------------------------------------
                                         Randeep S. Grewal, Chairman, Chief
                                         Executive Officer and President

                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

   10.1            Amendment No. 1 of CIBC Credit Agreement